SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 March 15, 2005
                        (Date of earliest event reported)


                           Farmers & Merchants Bancorp
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


         000 - 26099                                    94-3327828
         -----------                                    ----------
   (Commission File Number)                   (IRS Employer Identification No.)


                  111 West Pine Street, Lodi, California 95240
               (Address of principal executive offices) (Zip Code)


                                 (209) 367-2300
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(C))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) On March 15, 2005, as approved by the Audit Committee, Farmers & Merchants Bancorp engaged the accounting firm of Perry-Smith LLP as independent accountants for the Registrant for the first quarter of 2005 and for the year 2005. The client-auditor relationship between Farmers & Merchants Bancorp and PricewaterhouseCoopers LLP was terminated on March 15, 2005.

The following is the information required by Regulation S-K, Item 301(a)(1) concerning the termination of PricewaterhouseCoopers LLP:
PricewaterhouseCoopers LLP, was terminated. PricewaterhouseCoopers LLP's report on our financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to terminate PricewaterhouseCoopers LLP, was recommended and approved by our Audit Committee. During the two most recent fiscal years and interim periods subsequent to December 31, 2004, there were no disagreements with PricewaterhouseCoopers LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During the two most recent fiscal years and interim periods subsequent to December 31, 2004, there were no "reportable events" as such term is defined in
Item 301(a)(1)(v) of Regulation S-K.

We have provided PricewaterhouseCoopers LLP, a copy of this disclosure, and have requested that it furnish us with a letter addressed to the Commissioner stating whether PricewaterhouseCoopers LLP, agrees with the statements made by us in this disclosure, and, if not, stating the respects in which it does not agree. Upon our receipt of PricewaterhouseCoopers LLP's response, we shall amend this 8-K to attach such response as an exhibit hereto.

(b) As stated above, Perry-Smith LLP was engaged on March 15, 2005, as our independent public accountants. During the two most recent fiscal years, and the interim periods since December 31, 2004, we did not consult with Perry-Smith LLP, on any issue, nor did Perry-Smith LLP, advise us on any application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any matter that was either the subject of a "disagreement" or a "reportable event" (each as defined in Item 301(a)(1) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

    16.1     Letter regarding change in certifying accountant*

      * To be filed upon receipt of response from PricewaterhouseCoopers LLP

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FARMERS & MERCHANTS BANCORP




                                              By   /s/ Stephen W. Haley

                                                   Stephen W. Haley
                                                   Executive Vice President
                                                   & Chief Financial Officer


Date:  March 18, 2005